U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
September 30, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.4%
		Australia - 10.6%
1,470,769		OceanaGold Corporation (a)	$2,395,649
2,725,293		Ramelius Resources, Ltd.	1,246,416
1,240,028		Regis Resources, Ltd.	1,237,371
1,598,378		Silver Lake Resources, Ltd. (a)	1,206,439
1,650,269		West African Resources, Ltd. (a)	1,108,378
			7,194,253
		Canada - 50.9% (b)
48,443		Agnico Eagle Mines, Ltd.	2,045,748
639,184		B2Gold Corporation (c)	2,058,172
581,467		Dundee Precious Metals, Inc.	2,584,578
55,137		Franco-Nevada Corporation	6,587,769
1,701,922		IAMGOLD Corporation (a)(c)	1,821,057
295,567		Lundin Gold, Inc.	2,054,109
3,194,609		New Gold, Inc. (a)	2,811,256
274,207		Osisko Gold Royalties, Ltd.	2,791,427
904,506		Silvercorp Metals, Inc.	2,107,499
369,502		Torex Gold Resources, Inc. (a)	2,666,910
213,679		Wheaton Precious Metals Corporation	6,914,653
			34,443,178
		Jersey - 1.9%
1,290,290		Centamin plc	1,299,193
		Peru - 1.9%
1,927,281		Hochschild Mining plc	1,269,619
		South Africa - 18.7%
94,436		African Rainbow Minerals, Ltd.	1,275,773
19,095		Anglo American Platinum, Ltd.	1,359,079
201,404		AngloGold Ashanti, Ltd. - ADR (c)	2,783,403
842,538		Harmony Gold Mining Company, Ltd. - ADR (c)	2,047,367
124,679		Impala Platinum Holdings, Ltd.	1,168,745
160,050		Royal Bafokeng Platinum, Ltd.	1,269,258
293,766		Sibanye Stillwater, Ltd. - ADR (c)	2,737,899
			12,641,524
		United Kingdom - 2.8%
100,944		Endeavour Mining plc	1,861,985
		United States - 12.6%
5,708,594		Argonaut Gold, Inc. (a)	1,735,700
72,243		Royal Gold, Inc.	6,777,838
			8,513,538
		TOTAL COMMON STOCKS (Cost $89,536,765)	67,223,290

		SHORT-TERM INVESTMENTS - 0.4%
278,439		First American Government Obligations Fund - Class X, 2.78% (d)	278,439
		TOTAL SHORT-TERM INVESTMENTS (Cost $278,439)	278,439
Units		INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.5%
5,075,033		Mount Vernon Liquid Assets Portfolio, LLC, 3.21% (d)(e)	5,075,033
		TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,075,033)	5,075,033
		TOTAL INVESTMENTS - 107.3% (Cost $94,890,237)	72,576,762
		Liabilities in Excess of Other Assets - (7.3)%	(4,934,391)
		NET ASSETS - 100.0%	$67,642,371

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

	(c)	All or portion of this security is out on loan as of September 30, 2022. Total value of securities on loan is $4,828,291.
	(d)	Rate shown is the annualized seven-day yield as of September 30, 2022.
	(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at September 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$67,223,290	$-	$-	$67,223,290
Short-Term Investments	278,439	-	-	278,439
Investments Purchased with Proceeds from Securities Lending	-	5,075,033	-	5,075,033
Total Investments in Securities	$67,501,729	$5,075,033	$-	$72,576,762
^ See Schedule of Investments for breakout of investments by country classification.
For the period ended September 30, 2022, the Fund did not recognize any transfers to or from Level 3.